EXHIBIT 99.1
A10 Networks Reports 12.7% Organic Growth for Q2 2021
Second Quarter GAAP EPS of $0.08, non-GAAP EPS of $0.13, Driven by Improving Commercial Execution and Favorable Market Conditions;
Revenues in the third quarter expected to grow 7% - 12%

SAN JOSE, Calif., July 27, 2021 -- A10 Networks (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its second quarter ended June 30, 2021.

Second Quarter 2021 Financial Summary
•Revenue of $59.2 million, up 12.7% year-over-year.
•Improving commercial execution combined with favorable market conditions drove 20% growth in the Americas year-over-year; Japan normalized as expected.
•Deferred revenue of $116.3 million, up 10.8% year-over-year.
•GAAP gross margin of 77.0%; non-GAAP gross margin of 77.9% as the company navigated short-term input cost pressures.
•GAAP net income of $6.6 million, or $0.08 per diluted share, compared with net income of $3.8 million, or $0.05 per diluted share in the second quarter of 2020.
•Non-GAAP net income of $10.5 million, or $0.13 per diluted share compared with non-GAAP net income of $7.1 million, or $0.09 per diluted share in the second quarter of 2020.
•Adjusted EBITDA of $13.2 million compared to $9.8 million in the second quarter of 2020.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.
“Our focus on customer-centric product innovation and on driving improvements in commercial execution is beginning to deliver results, with consolidated revenue growing double-digits in the second quarter and EBITDA growing faster than that rate,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “We gained market share, adding new customers and expanding our security-led sales with existing customers. As expected, Japan again grew year-over-year during the quarter. Our customer engagements, strength of funnel and improving execution reinforce our confidence in full year growth targets while building a diversified customer base for the future.”

“We continue to deliver on our strategic goal to deliver leading innovative solutions to the market,” continued Trivedi. “We grew product revenue, which is a leading indicator of future recurring revenue, by 17.6% year-over-year. Year-to-date, recurring revenue has grown faster than our consolidated revenue, and our deferred revenue reached an all-time high, demonstrating our ability to sell differentiated solutions that are meeting the security challenges of today’s world. The growth, combined with an increasingly favorable sales mix, greater contribution of recurring revenue and discipline related to our cost structure is driving significant expansion of our profitability. Our GAAP net income nearly doubled on 12.7% revenue growth, and we generated more than $17.2 million in cash from operating activities during the quarter.”

Based on improved visibility, management today provided guidance for the third quarter. Management now expects third quarter revenue of $60.6 to $63.4 million, with the bottom-line growing at a faster rate than the top-line.

Conference Call Information
A10 Networks will host a conference call today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time for analysts and investors to discuss its second quarter 2021 financial results. Open to the public, interested parties may access the conference call by dialing (844) 792-3728 or (412) 317-5105. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven business days and may be accessed by dialing (877) 344-7529 or (412) 317-0088 and entering the passcode 10158446.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our strategic focus, demand for our solutions, revenue predictability, financial leverage, growth outlook for Japan, investment in growth initiatives and sales, marketing and R&D, revenue growth and targets, profitability, our customer base and positioning, and our expectations with respect to revenue for the third quarter, including recurring revenue, and our positioning. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the impact of the COVID-19 pandemic, and its impact on the timing of customer orders and product shipments; members of our management team or a significant number of our global employee base becoming ill with COVID-19; changes in government regulations and mandates to address COVID-19 that may adversely impact our ability to continue to operate without disruption; a significant decline in global macroeconomic conditions that have an adverse impact on our business and financial results; challenges to our infrastructure because of the number of employees working from remote locations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 8, 2021. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income (loss) excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define non-GAAP net income per basic and diluted share as our non-GAAP net income (loss) divided by our basic and diluted weighted-average shares outstanding.  We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, and (ii) global distribution center transition expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income (loss) as our GAAP income (loss) from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define non-GAAP operating margin as our non-GAAP operating income (loss) divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define Adjusted EBITDA as our GAAP net income (loss) excluding (i) interest expense (if any), (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) provision for income taxes, (v) stock-based compensation and related payroll tax, (vi) litigation settlement and internal investigation expense, (vii) global distribution center transition expense, and (viii) non-recurring facilities expense.

We have included our non-GAAP net income (loss), non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses and Adjusted EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink
FNK IR
646.809.4048
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue:
Products	$34,363	$29,214	$64,903	$59,950
Services	24,805	23,286	49,108	46,314
Total revenue	59,168	52,500	114,011	106,264
Cost of revenue:
Products	8,215	6,544	15,301	13,485
Services	5,415	4,878	10,828	10,079
Total cost of revenue	13,630	11,422	26,129	23,564
Gross profit	45,538	41,078	87,882	82,700
Operating expenses:
Sales and marketing	19,749	18,476	38,841	39,097
Research and development	13,491	13,450	27,472	28,765
General and administrative	5,082	5,237	10,329	11,132
Total operating expenses	38,322	37,163	76,642	78,994
Income from operations	7,216	3,915	11,240	3,706
Non-operating income (expense):
Interest and other income (expense), net	(112)	227	(1,295)	458
Total non-operating income (expense), net	(112)	227	(1,295)	458
Income before provision for income taxes	7,104	4,142	9,945	4,164
Provision for income taxes	488	334	672	653
Net income	$6,616	$3,808	$9,273	$3,511

Net income per share:
Basic	$0.09	$0.05	$0.12	$0.04
Diluted	$0.08	$0.05	$0.12	$0.04
Weighted-average shares used in computing net income per share:
Basic	76,774	78,178	76,745	78,119
Diluted	79,316	79,982	79,501	79,930

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
GAAP net income	$6,616	$3,808	$9,273	$3,511
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	2,612	3,075	7,232	6,316
Amortization expense related to acquisition	252	253	505	506
Litigation and investigation expense	—	—	—	30
Non-recurring facilities expense	—	—	—	795
Global distribution center transition expense	1,036	—	2,947	—
Non-GAAP net income	$10,516	$7,136	$19,957	$11,158

GAAP net income per share:
Basic	$0.09	$0.05	$0.12	$0.04
Diluted	$0.08	$0.05	$0.12	$0.04
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	0.04	0.04	0.09	0.08
Amortization expense related to acquisition	0.00	0.00	0.01	0.01
Litigation and investigation expense	—	—	—	0.00
Non-recurring facilities expense	—	—	—	0.01
Global distribution center transition expense	0.01	—	0.04	—
Non-GAAP net income per share:
Basic	$0.14	$0.09	$0.26	$0.14
Diluted	$0.13	$0.09	$0.25	$0.14
Weighted-average shares used in computing non-GAAP net income per share:
Basic	$76,774	$78,178	$76,745	$78,119
Diluted	$79,316	$79,982	$79,501	$79,930

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, on a GAAP Basis)

	June 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$67,949	$83,281
Marketable securities	98,860	74,851
Accounts receivable, net of allowances of $193 and $41, respectively	50,219	51,051
Inventory	19,084	20,730
Prepaid expenses and other current assets	14,523	12,390
Total current assets	250,635	242,303
Property and equipment, net	9,148	7,888
Goodwill	1,307	1,307
Intangible assets, net	141	862
Other non-current assets	34,907	38,451
Total assets	$296,138	$290,811
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,661	$4,851
Accrued liabilities	27,763	36,930
Deferred revenue	69,918	65,999
Total current liabilities	103,342	107,780
Deferred revenue, non-current	46,409	42,700
Other non-current liabilities	21,882	24,357
Total liabilities	171,633	174,837
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 76,554 and 76,346 shares issued and outstanding, respectively	1	1
Treasury stock, at cost: 6,825 and 5,578 shares, respectively	(48,623)	(37,410)
Additional paid-in-capital	436,112	425,534
Accumulated other comprehensive income (loss)	(9)	98
Accumulated deficit	(262,976)	(272,249)
Total stockholders' equity	124,505	115,974
Total liabilities and stockholders' equity	$296,138	$290,811

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Six Months Ended June 30,
	2021	2020
Cash flows from operating activities:
Net income	$9,273	$3,511
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,753	6,096
Stock-based compensation	6,891	6,009
Other non-cash items	531	(423)
Changes in operating assets and liabilities:
Accounts receivable	882	8,442
Inventory	1,499	(92)
Prepaid expenses and other assets	(1,200)	2,662
Accounts payable	821	(776)
Accrued and other liabilities	(11,642)	(6,610)
Deferred revenue	7,628	3,834
Net cash provided by operating activities	19,436	22,653
Cash flows from investing activities:
Proceeds from sales of marketable securities	2,865	3,160
Proceeds from maturities of marketable securities	48,586	16,549
Purchases of marketable securities	(76,141)	(12,982)
Purchases of property and equipment	(2,443)	(1,549)
Net cash provided by (used in) investing activities	(27,133)	5,178
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	3,578	5,609
Repurchase of common stock	(11,213)	(13,336)
Net cash used in financing activities	(7,635)	(7,727)
Net increase (decrease) in cash and cash equivalents	(15,332)	20,104
Cash and cash equivalents—beginning of period	$83,281	$45,742
Cash and cash equivalents—end of period	$67,949	$65,846

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
GAAP gross profit	$45,538	$41,078	$87,882	$82,700
GAAP gross margin	77.0%	78.2%	77.1%	77.8%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	303	298	944	799
Global distribution center transition expense	252	—	525	—
Non-GAAP gross profit	$46,093	$41,376	$89,351	$83,499
Non-GAAP gross margin	77.9%	78.8%	78.4%	78.6%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES TO
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
GAAP total operating expenses	$38,322	$37,163	$76,642	$78,994

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	2,309	2,777	6,288	5,517
Amortization expense related to acquisition	252	253	505	506
Litigation and investigation expense	—	—	—	30
Non-recurring facilities expense	—	—	—	795
Global distribution center transition expense	784	—	2,422	—
Non-GAAP total operating expenses	$34,977	$34,133	$67,427	$72,146

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
GAAP income from operations	$7,216	$3,915	$11,240	$3,706
GAAP operating margin	12.2%	7.5%	9.9%	3.5%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	2,612	3,075	7,232	6,316
Amortization expense related to acquisition	252	253	505	506
Litigation and investigation expense	—	—	—	30
Non-recurring facilities expense	—	—	—	795
Global distribution center transition expense	1,036	—	2,947	—
Non-GAAP operating income	$11,116	$7,243	$21,924	$11,353
Non-GAAP operating margin	18.8%	13.8%	19.2%	10.7%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
GAAP net income	$6,616	$3,808	$9,273	$3,511
Exclude: Interest and other (income) expense, net	112	(227)	1,295	(458)
Exclude: Depreciation and amortization expense	2,340	2,785	4,753	6,096
Exclude: Provision for income taxes	488	334	672	653
EBITDA	9,556	6,700	15,993	9,802
Exclude: Stock-based compensation and related payroll tax	2,612	3,075	7,232	6,316
Exclude: Litigation and investigation expense	—	—	—	30
Exclude: Non-recurring facilities expense	—	—	—	795
Exclude: Global distribution center transition expense	1,036	—	2,947	—
Adjusted EBITDA	$13,204	$9,775	$26,172	$16,943